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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2004


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-25064                                          41-1580506
(Commission File Number)                                  (IRS Employer
                                                        Identification No.)


                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements: None.

         (b)      Pro forma financial information: None.

         (c)      Exhibits:

                  Exhibit 99.1 Annual Stockholders' Meeting Presentation dated May 18, 2004

ITEM 9. REGULATION FD DISCLOSURE.

         On May 18, 2004, Health Fitness Corporation conducted its annual shareholder meeting. During the course of this meeting, Company executives presented certain forward-looking statements and other information regarding management's 2004 financial goals and business priorities, including without limitation growing the Company's core business, expanding integrated health improvement solutions, building leadership and management talent, and seeking appropriate acquisitions or strategic alliances. See attached Exhibit 99.1 for a full text of the presentation.

         The information in this Current Report, including Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained or incorporated herein is material investor information that is not otherwise publicly available.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HEALTH FITNESS CORPORATION


                                      By  /s/  Jerry V. Noyce
                                          -------------------------------------
Date:  May 19, 2004                       Jerry V. Noyce
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report




Exhibit Number           Description

    99.1                 Annual Stockholders' Meeting Presentation dated
                         May 18, 2004